Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Axius, Inc. Inc. (the “Company”), on Form 10-Q for the period ended April 30 2012, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer certifies, pursuant to 18 U.S.C in the capacities and on the dates indicated below, hereby certify, pursuant  to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 18, 2012

By: /s/ Roland Kaufman

Roland Kaufman

Chief Executive Officer

Date:  June 18, 2012

By: /s/ John Figliolini

John Figliolini

Chief Financial Officer